UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2007
Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1 IMATION WAY
OAKDALE, MINNESOTA	55128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.4

Item 1.01 Entry into a Material Definitive Agreement.
     On July 31, 2007, Imation completed the acquisition of substantially all of the assets, relating to the marketing, distribution and sale, including customer service and support of removable recording media products, accessory products and ancillary products under the TDK brand name (the TDK Recording Media Business), from TDK Corporation, a Japanese corporation (TDK) pursuant to an Acquisition Agreement dated April 19, 2007, between Imation and TDK (the Acquisition Agreement).
     The purchase price for the TDK Recording Media Business was approximately $260 million in a combination of cash and stock. Imation issued to TDK 6.8 million shares of Imation common stock, representing 16.6 percent of shares outstanding after issuance of the shares to TDK. The shares are valued at $31.75 based on the market value immediately prior to closing. Imation also paid $29.5 million in cash to TDK. The purchase price includes approximately $13 million for customary closing costs, advisory fees and a payment made to a third party to acquire their minority interest in a TDK international subsidiary. Additional cash consideration of up to $70 million may be paid by Imation to TDK based on future financial performance of the acquired business.
     As provided in the Acquisition Agreement, Imation acquired substantially all of the assets of the TDK Recording Media Business, including the capital stock of TDK’s operating subsidiaries engaged in the TDK Recording Media Business, and use of the TDK brand name for current and future recording media products including magnetic tape, optical media, flash media and accessories. Approximately 350 TDK employees in the TDK Recording Media Business transferred to Imation upon closing and additional TDK employees will provide transitional services to Imation for a period of time.
Investor Rights Agreement
     As a result of the transaction, TDK became the largest shareholder of Imation, and TDK will have a right to nominate a representative to serve on the Imation Board of Directors. Pursuant to an Investor Rights Agreement, dated July 31, 2007, TDK’s ownership stake will be permitted to increase up to 21 percent of Imation common stock on a fully diluted basis through open market purchases. TDK received certain preemptive rights and registration rights, and TDK agreed to a standstill on further acquisitions of Imation common stock above the 21 percent threshold (except as a result of stock repurchases initiated by Imation, in which event TDK’s ownership will not be permitted to exceed 22 percent of the then outstanding shares). TDK also agreed to a voting agreement with respect to certain matters presented to Imation shareholders and a three-year lock-up on sales of the Imation shares acquired in the transaction.
Trademark License Agreements
     TDK and Imation also entered into two long-term Trademark License Agreements, dated July 31, 2007, with respect to the TDK brand, which TDK will have the right to terminate at the end of 25 years (10 years in the case of headphones, speakers or wholly new products) or earlier in the event of a material breach of the Trademark License Agreement, change of control, divestiture or default by Imation. One of the agreements licenses the trademark to Imation for the U.S territory, while the other licenses the trademark to an Imation affiliate outside the U.S. The trademark licenses provide Imation exclusive use of the TDK LIFE ON RECORD logo for marketing and sales of current and successor magnetic tape, optical media, and flash memory products, certain accessories, headphones and speakers, and certain future removable recording media products. TDK will continue its R&D and manufacturing operations for recording media products including audio, video and data storage tape, and Blu-ray optical discs, which TDK will supply to Imation as well as its other OEM customers.
Supply Agreement
     Imation also entered into a Supply Agreement, dated July 31, 2007, with TDK to purchase Imation’s requirements of removable recording media products and accessory products for resale under the TDK brand to the extent TDK can supply such products on competitive terms, and TDK agreed not to sell any such products to third parties for resale under the TDK brand during the term of the Trademark License Agreement. The Supply Agreement will continue for the greater of five years or for so long as TDK manufactures and continues to sell any of the products.
     A copy of the Acquisition Agreement was filed as Exhibit 2.1 to Imation’s Current Report on Form 8-K filed on April 25, 2007 and is incorporated herein by reference. A copy of the Investor Rights Agreement, Trademark License Agreement, IMN Trademark License Agreement and Supply Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference. The foregoing descriptions of the Investor Rights Agreement, Trademark License Agreement, IMN Trademark License Agreement and Supply Agreement are qualified in their entirety by reference to the full text of those agreements.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 31, 2007, Imation completed the acquisition of substantially all of the assets of the business of TDK relating to the TDK Recording Media Business pursuant to an Acquisition Agreement, dated April 19, 2007, between Imation and TDK.
     The information set forth above under Item 1.01 is also intended to be disclosed under this Item 2.01 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The required financial statements of TDK Recording Media Business are not included in this Current Report on Form 8-K. These financial statements will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 17, 2007.

(b)	Pro Forma Financial Information.

The required pro forma financial information relative to the acquisition of assets of the TDK Recording Media Business is not included in this Current Report on Form 8-K. The pro forma financial information will be provided in an amendment to this Current Report on Form 8-K as soon as practicable, but not later than October 17, 2007.

(d)	Exhibits.
10.1	Investor Rights Agreement, dated July 31, 2007, by and between Imation Corp. and TDK Corporation

10.2*	Trademark License Agreement, dated July 31, 2007, by and between Imation Corp. and TDK Corporation

10.3*	IMN Trademark License Agreement, dated July 31, 2007, by and between IMN Data Storage Holdings C.V. and TDK Corporation

10.4*	Supply Agreement, dated July 31, 2007, by and between Imation Corp. and TDK Corporation

*	Pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, confidential portions of this exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)

Date: August 3, 2007	By:	/s/ Paul R. Zeller

Paul R. Zeller
Vice President, Chief Financial Officer